TIME WARNER [LOGO] TELECOM





                             Time Warner Telecom
                        Investor Relations Presentation

                               November 1, 2000

Safe Harbor Statement

"Statements made during today's presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to changes in economic, business, competitive and/or regulatory factors. More detailed information about those factors is set forth in our most recent quarterly report and other filings with the Securities and Exchange Commission.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise."

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                                                    TIME WARNER [LOGO] TELECOM





                                Larissa Herda
                               President & CEO

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

Overview

[]      Our perspective
[]      Our plan
[]      Our network
[]      Our opportunity
[]      Our performance

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

Our Perspective

[]      Market opportunity
[]      Sound business plan
[]      Execution
[]      Focus

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Our Plan

[]      Fiber-based-to end user
[]      Focus on quality
[]      Leverage infrastructure
[]      Broad product suite
[]      Medium/large customer focus
[]      Diverse customer base
[]      Make money

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                  Combined Markets with National IP Network

                           [Graphic of Map Omitted]

Seattle o
           o Spokane
Portland/ o
Vancouver                                                    Albany
 National                                          Rochester   o  Manhattan (NY)
 Operations                     Minneapolis o         o    Binghamton o     o
 Center       o Boise                   Milwaukee o       o Northern New Jersey
                                          Chicago o    o Columbus
o Sacramento    Oakland                         Dayton o
San Francisco o    o       o            Indianapolis o   o
        o Fresno     Salt Lake City      o            Cincinnati  Greenboro
San Luis Obispo o  Bakersfield        Denver                        o   Raleigh
Santa Barbara o     o           National Operations Center   Charlotte o  o
Los Angeles o        o                                 o      o  o Fayetteville
Orange County o   Las Vegas    o Albuquerque       Memphis  Columbia
San Diego o    o Phoenix                                  o Atlanta
                      o                o Dallas
                   Tucson         Austin o                           o Orlando
                           San Antonio o     o Houston    Tampa o

        o Honolulu


Legend
o TWTC Markets   o GST Acquired Market  --- Combined    --- National IP Network
o Planned 2000   o No Local Fiber           Regional Networks
o Planned 2001

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                           [Graphic of Map Omitted]
North Carolina Fiber Rings

                Winston-Salem
                                Greensboro
                                                                Durham
                                                                        Raleigh
Route Miles:
   1,608


              Charlotte
Buildings                                                       Fayetteville
* on-fiber-net
  459
* Type II
  837

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                           [Graphic of Map Omitted]

Raleigh-Durham Fiber

                           [Graphic of Map Omitted


                                        Durham


                                                        Raleigh

        Chapel Hill


                               Research
Route miles:                   Triangle
   587                          Park

                TWTC Fiber Network
                Highways

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                           [Graphic of Map Omitted]

Raleigh-Durham Building Locations


                        Durham


        Chapel Hill                             Raleigh


                        Research
                        Triangle
                         Park

Buildings:
*on-fiber-net:
    149                 TWTC Active Buildings
*Type II:               TWTC Fiber Network
    321                 Highways

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                           [Graphic of Map Omitted]

Metro Area Optical Network Design

                                                      TWTC
                                                   National IP
                                                    Backbone

                         Customer                               Type II
                       Distribution                             Customer
                           Ring                                ("off-net")
                                            TWTC
                                       Central Office

                                          Network                  ILEC
                                          Backbone              Central Office

                               Class - I                TWTC
                              Data Center           Central Office

                                           Carrier POP         (IXC, DSL, CLEC,
                                                                Wireless)
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

 Our Opportunity

[]   Market
[]   Customers
[]   Product

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                              [Graphics Omitted]

TWTC -- The Metro Bottleneck Solution

Long Haul                                                    Fixed Wireless
o AT&T                                                      Mobile Wireless
o WorldCom                                              Hosted Data Centers
o Qwest                                                                CLEC
o Level3                                                               DLEC
o Williams                                                              ISP
o Broadwing                        TWTC
o 360 Networks
                                Metro Fiber
                                 Networks

        End User                                        End User
       Customers                                       Customers

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                              [Graphics Omitted]

                          TIME WARNER [LOGO] TELECOM
[Picture Omitted]                                        [Picture Omitted]
                     Providing Digital Pictures and Voice
                     For Austin Radiological Association

11 OC-3 Transport Lines                                 Digital X-rays
1 DS 3 Line                     [Picture Omitted]       Mammograms
Multiple T1 Lines                                       CT Scans
                                                        MRI Scans
                                                        Sonography
                             Picture Archiving and
                                 Communications
                                  System [PAC]

[Picture Omitted]         Connecting 14 Imaging Centers       [Picture Omitted]
                          o 13 Outpatient Centers
                          o 8 Surrounding Hospitals
                          o Serving 100,000+ patients yearly

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                              [Graphics Omitted]

                        Medical Park Tower   OC-3
                                        Medical Science Center  DS-1
                DS-1 to Ceder Park                 West Ave.  OC-3
Business Office   OC-48                                     Bailey Square  OC-3

This link represents 11 separate DS-1s
from the hospitals
                                 TWTC NETWORK
ABS House  DS-3                                                 Southwood  OC-3
San Maroos  DS-3                                                Bee Caves  OC-3
     Archive  OC-3                                        Stratum  OC-3
        Austin Center Blvd  OC-3                Rock Creek Plaza  OC-3
                Anderson Mill  OC-3     Medical Arts Square  OC-3

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

More Customer Applications

State DOT - Data network for highways, harbors and airports.
[] Hubbed Transparent LAN - 10/100 Ethernet

Gas Utility - Emergency Services Network
[] High speed data & switched voice
[] Critical need - 24X7 - with disaster routing

Multi National Energy - Local & Regional Data Network
[] OC12 data network across 3 nodes with dual OC-3c to hub.
[] PR1 service to connect remote access service to MAN.
[] Currently upgrading OC-3c to GIGABIT Ethernet.

Police Department - data network connecting precincts to each other & HQ [] 10/100 Ethernet
[] Automatic access to HQ database
[] Video for real time surveillance of downtown Charlotte - live video arraignments.

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TWTC Product Innovations - 2000

                                                                Hosted Web
                Managed ATM                                     Managed
                                                                Server
New Product
Innovation                    Wavelength Services               Gig-E
-----------------------------------------------------------------------------
                Media Gateway/Softswitch Deployment
                          DWDM Deployment
Foundational    Gigabit Router Integration
Infrastructure    Internet Backbone             Next Gen Optical
                      Upgrade                   Service Multiplexers
                -------------------------------------------------------------
                Q1              Q2              Q3              Q4

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TWTC Product Roadmap - 2001

                                                               Streaming Media
                                                                   Services

                                                Storage Area Networks

                                        Fiber Channel Transport

                                Site Blocking, Intrusion
                                Detection

                             Network Centric VPNs

              VoIP - Business Class of Service

Regional Calling Plans                                  Unified Messaging
------------------------------------------------------------------------------
        Q1                      Q2                 Q3              Q4

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

                          TIME WARNER [LOGO] TELECOM


                                 David Rayner
                         Senior Vice President & CFO

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

Exceptional History of Execution

[] 15 consecutive quarters of revenue growth
[] 6 consecutive quarters of increasing positive EBITDA
[] Industry-leading Gross Margins exceeding 60%
[] Industry-leading EBITDA margins exceeding 20%

* Excludes one-time favorable reciprocal compensation settlements

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Strong Track Record

($ in millions)

    Quarterly Recurring Revenue
$140----------------------------------------$121.2
$120
$100
 $80             [Bar Chart Omitted]
 $60
 $40
 $20
  $0--------------------------------------------
  1Q97  3Q97  1Q98  3Q98  1Q99  3Q99  1Q00  3Q00

                                  Quarterly Recurring EBITDA
                       $30------------------------------------------$28.4
                       $25
                       $20
                       $15
                       $10              [Bar Chart Omitted
                        $5
                        $0
                       -$5
                      -$10
                      -$15----------------------------------------------
                          1Q97  3Q97  1Q98  3Q98  1Q99  3Q99  1Q00  3Q00

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DSO Equivalent Chart
  (In Thousands)

9000
                                                                    7,982
8000

7000

6000
                              [Bar Chart Omitted]
5000

4000

3000

2000

1000

   0-------------------------------------------------------------------------
       1Q98   2Q98   3Q98   4Q98   1Q99   2Q99   3Q99   4Q99   1Q00   2Q00

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Customer Mix

                             [Pie Chart Omitted]


                                  ISP-Other
                     ISP-Tier 1       5%             Carrier
                       14%                              34%

                Reciprocal
                   Comp
                    6%

                   Switched
                    Access
                      10%
                                                    End-user
                                                       31%


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

Industry-Leading EBITDA

[] Field operations- 57% weighted average EBITDA margin in 2000 vs. 45% in
   1999

[] 13 TWTC markets exhibit EBITDA margins greater than or equal to 50%

[] Historically, TWTC markets have turned EBITDA positive approximately 18 months after launching service

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

Market Performance - Q3-00

                          Annualized                    EBITDA    LTD Capital
                            Revenue       YOY Growth    Margin    Expenditure
                        ---------------- ------------- --------  --------------

1994 Launch
-------------------
Austin                      $34,236       53%/76%(1)      70%      $52,514
Charlotte                   $32,316         80%           61%      $57,416


1996 Launch
-------------------
Houston                     $44,868       67%/79%(1)      55%      $80,667
Milwaukee                   $21,728         97%           57%      $37,458


1999 Launch
-------------------
Dallas                      $8,776          N/M           33%      $35,792
Jersey City                 $2,784          N/M           52%      $11,202

(1) - without recip comp reduction

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

GST Acquisition Highlights

[] $690 million purchase price
   [] $ 640 M asset purchase
   [] $  50 M assumed liabilities and fees

[] Fully financed acquisition and expansion
   [] $1.2 billion of additional financing committed

[] Leaving behind problems
   [] Debt
   [] Undesirable and operations

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

Network Operating Data

                                                               TWTC
                          TWTC(1)              GST(2)          Pro Forma

MSAs                        22/7(3)              15              37/44(3)
ATM Switches                26                   62              88
Gross Plant              $1 billion         $690 million    $1.69 billion
Route Miles
  Metro                     7,266                979             8,245
  Regional                  2,005              3,231             5,236
Fiber Miles
  Metro                   320,208             53,916           374,124
  Regional                 24,169            173,758           197,927
LEC Collocations            169                 57               226
Data Centers             22 markets         13 markets        42 markets
DS-0 Equivalents (VGEs) 7,982,000               NA                NA
-----------------------------------------------------------------------------

(1) As of June 30, 2000 except MSA
(2) Source: GST; all approximate pending closing; excludes fiber under construction and Hawaii ($73 million); unaudited
(3) Includes 7 markets under construction.

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

Financing - Pro Forma GST Acquisition

[] Fully funded
   [] GST acquisition - $690 million
   [] TWTC announced expansion markets
   [] Continued growth in TWTC markets
   [] Extend GST local networks

[] Structure (commitments totaling $1.2 billion)
   [] Increase size of existing secured bank facility to
      $1.0 billion (incremental $525 million)
   [] Unsecured bridge loan of $700 million (convertible to 10-year term notes)

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

                          TIME WARNER [LOGO] TELECOM





                                Larissa Herda
                               President & CEO

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

Summary

[] Experienced and proven management team

[] Substantial growth opportunities

[] Industry-leading gross margins and EBITDA

[] Highly accretive GST purchase

[] Excellent outlook

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